Exhibit 99.2

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements reflect the current views of the management of Equity Bancshares, Inc. (“Equity,” “we,” “us,” “our,” “the company”) with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature.  These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.  Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 7, 2024, and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties arise from time to time and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue. NON-GAAP FINANCIAL MEASURES  This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures.  Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation.  Numbers in the presentation may not sum due to rounding. Forward Looking Statements

Equity Bancshares, Inc.| NYSE: EQBK Strategic Execution Of Acquisitions SCALE 12 Completed Bank Acquisitions SINCE IPO 2002 2008 2015 2024 START-UP 4 acquisitions GROWTH 4 acquisitions IPO $380M $5.4B 27.3% Compound Annual Growth Rate3 Company Overview $5.4B Assets $3.6B Loans $4.4B Deposits $604M Market Cap1 8.21% TCE/TA2 11.37% CET 1 14.78% TRBC WICHITA Headquarters $1.6B Market Cap as of 10/9/2024 Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation. Compound Annual Growth Rate since EQBK was founded in 2002

Leadership Team Brad Elliott Equity Bancshares, Inc. Chairman & CEO Years in Banking: 35 Founded Equity Bank in 2002 2018 EY Entrepreneur of the Year National Finalist 2014 Most Influential CEO, Wichita Business Journal Chris Navratil Chief Financial Officer Years in Banking: 13 Promoted to Chief Financial Officer in August 2023. Previously served as Bank CFO and prior to Equity, spent 7 years within the Financial Institution Audit Practice with Crowe LLP Brett Reber General Counsel Years in Law: 36 Prior to joining Equity Bank, he served as Managing Member of the Wise & Reber, L.C. law firm. Brett has practiced corporate and business law for over 30 years. David Pass Chief Information Officer Years in Banking: 23 Previously served in IT leadership positions at UMB Financial Corporation and CoBiz Financial. Rick Sems Equity Bank CEO Years in Banking: 24 Announced as Equity Bank CEO in May 2024. Joined Equity Bank as President in May 2023. Prior to joining, Rick served as Chief Banking Officer of First Bank in St. Louis and President & CEO of Reliance Bank Julie Huber Chief Operating Officer Years in Banking: 34 Announced as Chief Operating Officer in May 2024. Served in variety of leadership roles in her time at Equity Bank including overseeing our operations, hr, compliance functions and sales and training, and as managed the integration process for each acquisition. Kryzsztof Slupkowski Chief Credit Officer Years in Banking: 11 Promoted to Chief Credit Officer in September 2023. Served as Metro Market CCO since 2018, previously served in various credit function at Commerce Bancshares. Ann Knutson Chief Human Resources Officer Years in Banking: 16 Previously served in human resource leadership positions at Bank Five Nine and Summit Credit Union

Our Value Proposition Organic Growth Strategic Mergers & Acquisitions Disciplined Credit Standards Effective Balance Sheet & Capital Management EPS & Tangible Book Value Growth Our guiding principles and commitment to our entrepreneurial spirit are part of our longstanding framework for delivering shareholder value

Tangible Book Value Per Share1 Tangible Book Value per common share. Non-GAAP Measure. For a reconciliation of Non-GAAP measures, please see appendix. AOCI Impact TBVPS TBVPS Ex. AOCI 7.65% CAGR Ex. AOCI

3rd Quarter 2024 | Financial Highlights EARNINGS & PROFITABILITY Q3 24 Q2 24 Q3 23 Earnings Per Share | Adjusted Earnings Per Share1 $1.28 / $1.311 $0.76 / $0.991 $0.80 / $0.801 Book Value Per Share | TBV Per Share1 $32.97 / $28.381 $25.701 $23.091 Net Income | Adjusted Net Income $19.9M / $20.2M1 $11.7M / $15.3M1 $12.3M / $12.3M1 Net Interest Margin 3.87% 3.94% 3.51% Efficiency Ratio1 54.70% 66.03% 68.83% ROAA | Adjusted ROAA 1.52% / 1.54%1 0.91% / 1.18%1 0.97% / 0.97%1 ROAE / ROTACE1 16.27% / 20.23%1 10.35% / 17.04%1 11.49% / 14.19%1 Balance Sheet & Capital Total Loans $3.6B $3.5B $3.3B Total Deposits $4.4B $4.3B $4.1B Total Equity / Totals Assets | TCE/TA1 9.41% / 8.21%1 8.80% / 7.55%1 8.46% / 7.29%1 CET 1 Capital Ratio 11.37% 11.12% 12.65% Total Risk-based Capital Ratio 14.78% 14.61% 16.42% Asset Quality Provision for Credit Losses $1.2 $0.3 $1.2 NCOs / Avg. Loans 0.18% 0.14% 0.19% NPAs / Total Assets 0.60% 0.52% 0.41% Classified Assets / Regulatory Capital 8.32% 8.47% 6.27% HIGHLIGHTS $20.2M Adjusted Operating Net Income1 $1.31 Adjusted Operating Earnings Per Share1 $4.4B Total Deposits $3.6B Gross Loans Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation. Adjusted figures exclude merger expenses and net gain (loss) on securities.

Performance Metrics Adjusted Return On Tangible Common Equity1 Adjusted Return on Average Assets1 Efficiency Ratio1 TCE / TA Excluding AOCI1 Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation. Adjusted figures exclude merger expenses and net gain (loss) on securities.

Merger Expense & Gain / (Loss) on Securities Primary Drivers Net Interest Income Noninterest Income Rate Protection Noninterest Expense Net interest income totaled $46.0 million in the third quarter, down $445 thousand from the second quarter, driven by a decrease in net interest margin and average earning assets. The margin decline was attributable to non-coupon components of loan yield. Noninterest income totaled $9.3 million in the third quarter, driven by service charges and fees, including trust and wealth management income, card income and mortgage banking income. Also included was a gain on acquisition of $831 thousand related to our merger with KansasLand. Proactive effort to book variable rate assets subject to floor levels. Noninterest expense totaled $30.3 million in the third quarter, benefitting from the recognition of an $8.5 million recovery on a former problem asset. Quarter over Quarter Walk Q2 Q3 1) Tax affected @ 21% Net Income Q2 1 Q3

Profitability Revenue Composition1 Profitability Ratios1 Noninterest income is adjusted to exclude and gain/(loss) on securities transactions

Primary Drivers Deposits Cost of Deposits Loan Yield Investment Yield Borrowings Excess Liquidity Noninterest-bearing deposits constitute 22.2% of total deposits. Cost of total deposits increased 6bps and cost of interest-bearing deposits increased 7bps in the quarter. Loan yield decreased 4bps quarter-over-quarter, driven by purchase accounting and non-accrual impacts, offsetting 4bp higher coupon yield quarter-over-quarter Declined during the period due to the number of days reflected, as well as an improving unrealized loss position on the portfolio. Borrowing balances were down during the quarter, resulting in less expense and a lower overall cost as hedged positions made up a larger percentage of the whole. Excess on balance sheet liquidity cash position remained throughout Q3 – contributing to net interest income while limiting margin. Quarter over Quarter Walk Net Interest Margin Quarter over Quarter -7bps Net Interest Income 3.94% Q2 3.87% Q3 Q2 Q3

Current Deposit Composition Strong Core Deposit Franchise Trending Deposit Composition & Loan To Deposit Ratio Core Deposits excludes brokered & listing service deposits Core Deposits1 / Total Deposits

Yield Analysis1 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Fed Rate Change Since Beginning of Rate Cycle – Q4 2021 5.18% 5.25% 5.25% 5.25% 5.18% Loans 49% 50% 53% 58% 59% Deposits 32% 34% 38% 37% 39% Loan Coupon exclusive of the impact of derivatives, purchase accounting, non accrual, mortgage premium amort, and loan fees Yield / Cost Components Cost Analysis Cumulative Betas

Diversified Loan Portfolio Total Classified Assets $48.9M Total Classified Assets / Total Bank Regulatory Capital 8.32% Net Charge-offs YTD Annualized / Average Loans 0.13% Loan Mix Total Loans & Yield on Loans

Nonperforming Assets1,2 Total Reserve Ratio Asset Quality Trends - Quarterly Net Charge-offs / Average Loans Classified Assets OREO & Other Rep. Assets excludes Bank owned branch assets, totaling $1.1M, classified as Other Real Estate Owned within the Statements of Condition. NPAs / Assets Includes loans 90+ days past due which are not highlighted in the table.

Asset Quality Trends – Annual Net Charge-offs / Average Loans Classified Assets Nonperforming Assets1,2 Total Reserve Ratio OREO & Other Rep. Assets excludes Bank owned branch assets, totaling $1.1M, classified as Other Real Estate Owned within the Statements of Condition. NPAs / Assets Includes loans 90+ days past due which are not highlighted in the table.

Tangible Book Value INCREASED $2.68 IN Q3 2024 TO $28.38 Q2 Q3 Q3 Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation.

As of September 30, 2024, the tangible common equity ratio is being negatively impacted by $40 million in accumulated other comprehensive income.  Adjusting for this decline in fair value, which management views as temporary, would result in a Tangible Common Equity Ratio of 8.90%. THE COMPANY’S CAPITAL RATIOS ARE WELL CAPITALIZED LEVELS AS OF 9/30/2024 Capital Management EQBK Well Capitalized CAPITAL PRIORITIES Maintain well capitalized regulatory levels Capacity for organic growth Merger & acquisitions Dividend payout ratio targeted at 10-20% Common stock repurchases Dividends Declared Per Share & Dividend Payout Ratio Shares Repurchased & Weighted Avg. Price Per Share Non-GAAP 1 Thousands

Outlook on Key Business Drivers 3rd QUARTER 2024 RESULTS ESTIMATES $4,260M Avg. Deposits $3,463M Avg. Loans $4,740M Avg. Earning Assets 3.85% Net Interest Margin $1.2M Provision For Credit Losses $9.3M Non-interest Income $30.3M Non-interest Expense1 16.7% Effective Tax Rate2 FORWARD LOOKING 4th QUARTER 2024 FY 2025E $4,300 – 4,350M $4,400 - 4,500M $3,600 - 3,650M $3,700 - 3,850M $4,775 - 4,850M $4,850 – 5,050M 3.85 - 3.95% 3.85 - 3.95% $0.5 – 1.5M $3 – 6M $8 – 9M $35 - 40M $34 - 37M $143 - 147M 20 - 22% 20 - 22% NOTE: Figures presented in this outlook represent forward-looking statements and are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Please see Special Note Concerning Forward-Looking Statements and Focus Variables for Outlook and Forecast Core Non-interest Expense. Excludes merger expenses $4,325 – 4,375M $3,450 - 3,500M $4,750 - 4,800M 3.85 - 3.95% $0.5 – 1.5M $8 – 9M $34 - 37M 20 - 22%

OUR OUTLOOK REQUIRES CLARITY AROUND CERTAIN VARIABLES, INCLUDING: ECONOMIC ENVIRONMENT CUSTOMER NEEDS COST OF FUNDING COMPETITIVE MARKET INVESTMENT OPPORTUNITIES POLITICAL ENVIRONMENT Business activity creates opportunity for lending and deposit growth. Current macro-environment response and resolution will be a significant driver. Directly related to credit quality as well as trust in our business. Impacts rates on our product offerings and applies pressure to earnings. Must be able to manage cost and profit yields effectively. Providing customers with rates and services that are competitive with our peers. Irrational operators may have short term impact on opportunities. Growth strategy must be flexible to the other variables that affect our investment options. U.S. politics affect banking regulations, international relationships, tax policies and more. Focus Variables for Outlook & Forecast

Our Markets Kansas Market Rank #8 Deposits $2.5B Deposit Market Share 4.10% Missouri Market Rank #7 Deposits $1.1B Deposit Market Share 1.91% Oklahoma Market Rank #15 Deposits $536M Deposit Market Share 1.63% Arkansas Market Rank #9 Deposits $317M Deposit Market Share 2.72% Source: S&P Capital IQ, Deposit Market data as of 6/30/23. Market rank is based on counties with a EQBK physical presence.

Non-GAAP Reconciliations

Non-GAAP reconciliations CALCULATIONS OF TANGIBLE COMMON EQUITY AND RELATED MEASURES ($ in thousands, except per share data)

Non-GAAP reconciliations CALCULATIONS OF ROATCE AND EFFICIENCY RATIO ($ in thousands, except per share data)

Non-GAAP reconciliations CALCULATIONS OF RETURN ON AVERAGE ASSETS, AVERAGE EQUITY AND OPERATING NET INCOME ($ in thousands, except per share data)

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